UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 30, 2021

DRIVEN BRANDS HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39898 (Commission File Number)	47-3595252 (I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina 28202
(Address of principal executive offices) (Zip Code)

(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry into a Material Definitive Agreement.

Second Supplement to Series 2019-3 Supplement

On April 30, 2021, Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (wholly-owned subsidiaries of Driven Brands Holdings Inc. (the “Company”)) (together, the “Co-Issuers”) entered into the Second Supplement (“Second Supplement to Series 2019-3 Supplement”) to the Series 2019-3 Supplement, dated as of December 11, 2019 (as amended by the First Supplement to Series 2019-3 Supplement, dated as of July 6, 2020, is herein called the “Series 2019-3 Supplement”), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary, which supplements the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by Amendment No. 1 to the Amended and Restated Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Amended and Restated Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Amended and Restated Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Amended and Restated Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Amended and Restated Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Amended and Restated Base Indenture, dated as of March 30, 2021, and Amendment No. 7 to the Amended and Restated Base Indenture, dated as of March 30, 2021), among the Co-Issuers and Citibank, N.A., as trustee and securities intermediary. The Series 2019-3 Supplement was also entered into in connection with the Class A-1 Note Purchase Agreement (Series 2019-3 Class A-1 Notes), dated as of December 11, 2019 (as amended by Joinder and Amendment No. 1 to Class A-1 Note Purchase Agreement and Joinder to Class A-1 Notes Fee Letter, dated as of July 6, 2020, is herein called the “Series 2019-3 VFN”), among the Co-Issuers, Driven Brands, Inc., Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Driven Canada Funding HoldCo Corporation, Driven Brands Canada Shared Services Inc., certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, the conduit investors party thereto, the financial institutions party thereto, the funding agents party thereto, Barclays Bank PLC, New York Branch, as L/C provider, and Barclays Bank PLC, as swingline lender and administrative agent which provides that the Co-Issuers may elect for interest under the Series 2019-3 VFN to equal either the Base Rate plus an applicable margin or the London Interbank Offering Rate (LIBOR) plus an applicable margin.

Pursuant to the terms of the Second Supplement to Series 2019-3 Supplement, (i) the applicable margin under the Series 2019-3 VFN for the Base Rate was reduced by 0.75% from 1.25% to 0.50% and (ii) the applicable margin under the Series 2019-3 VFN for the London Interbank Offering Rate (LIBOR) was reduced by 0.75% from 2.25% to 1.50%. The Second Supplement to Series 2019-3 Supplement will become effective on May 9, 2021.

The foregoing description of the Second Supplement to Series 2019-3 Supplement is qualified in its entirety by reference to the full text of Second Supplement to Series 2019-3 Supplement, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

4.1	Second Supplement to Series 2019-3 Supplement, dated as of April 30, 2021 and effective as of May 9, 2021, by and among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as co-issuer, and Citibank, N.A., as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2021

DRIVEN BRANDS HOLDINGS INC.

By:	/s/ Scott O’Melia
Name:	Scott O’Melia
Title:	Executive Vice President, General Counsel and Secretary